Strategic Partners Mutual Funds, Inc.
CIK# 0001035018
ANNUAL 10/31/05

Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 73A1, 73A2,73B1,73B2,74V1,74V2, and 74W correctly, the correct answers are asfollows:


73A1/A2-

Series 5-
Class A $0.0053, Class B $0.0091 Class C $0.0141, Class L $0.0141,
Class M $0.0091, Class X $0.0091

Series 9-
Class A $0.1854, Class B $0.0839 Class C $0.0839, Class L $0.1588,
Class M $0.0839, Class X $0.0839

Series 10-
Class A $0.5543, Class B $0.4981 Class C $0.4983, Class L $0.5354,
Class M $0.4980, Class X $0.4977

Series 12-
Class A $0.1311, Class B $0.0111 Class C $0.0111, Class L $0.0911,
Class M $0.0111, Class X $0.0111

Series 13-
Class A $0.1538, Class B $0.0538 Class C $0.0538, Class L $0.1238,
Class M $0.0538, Class X $0.0538

Series 28-
Class A $0.1367, Class B $0.0362 Class C $0.0105, Class L $0.1031,
Class M $0.0185, Class X $0.0105

73B1/B2-

Series 4-
Class A $0.3013, Class B $0.3013 Class C $0.3013, Class L $0.3013,
Class M $0.3013, Class X $0.3013

Series 16-
Class A $2.2531, Class B $2.2531 Class C $2.2531, Class L $2.2531,
Class M $2.2531, Class X $2.2531

Series 28-
Class A $0.1367, Class B $0.0362 Class C $0.0105, Class L $0.1031,
Class M $0.0185, Class X $0.0105

74V1/74V2-

Series 2-
Class A $11.75, Class B $10.06, Class C $10.04, Class L $11.69, Class M $10.07, Class X $10.08

Series 5-
Class A $1.00, Class B $ 1.00, Class C $1.00, Class L $1.00, Class M $1.00, Class X $1.00

Series 9-
Class A $13.21, Class B $13.17, Class C $13.16, Class L $13.19, Class M $13.17, Class X $13.16

Series 10-
Class A $7.08, Class B $7.08, Class C $7.08, Class L $7.08, Class M $7.07, Class X $7.07

Series 12-
Class A $13.99, Class B $13.60, Class C $13.57, Class L $13.93, Class M $13.60, Class X $13.57

Series 13-
Class A $13.68, Class B $13.29, Class C $13.32, Class L $13.65, Class M $13.29, Class X $13.30

Series 14-
Class A $15.28, Class B $14.68, Class C $14.65, Class L $15.19, Class M $14.66, Class X $14.64

Series 16-
Class A $20.12, Class B $19.28, Class C $19.25, Class L $19.98, Class M $19.25, Class X $19.19

Series 18-
Class A $9.53, Class B $9.23, Class C $9.21, Class L $9.48, Class M $9.21, Class X $9.20

Series 20-
Class A $5.28, Class B $5.05, Class C $5.09, Class L $5.24, Class M $5.09, Class X $5.10

Series 23-
Class A $2.77, Class B $2.66, Class C $2.68, Class L $2.76, Class M $2.67, Class X $2.68

Series 24-
Class A $4.63, Class B $4.51, Class C $4.49, Class L $4.60, Class M $4.50, Class X $4.49

Series 25-
Class A $2.70, Class B $2.62, Class C $2.62, Class L $2.68, Class M $2.63, Class X $2.63

Series 27-
Class A $12.57, Class B $12.21, Class C $12.23, Class L $12.49, Class M $12.21, Class X $12.24

Series 28-
Class A $12.97, Class B $12.88, Class C $12.88, Class L $12.93, Class M $12.88, Class X $12.89

74W-

Series 5-
Class A $1.0000, Class C $ 0.9994, Class D $0.9996, Class L $0.9995,
Class M $0.9997 , Class X $0.9997